UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2013 (September 16, 2013)

RYMAN HOSPITALITY PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive Nashville, Tennessee	37214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

Concurrently herewith, Ryman Hospitality Properties, Inc. (the “Company”) is filing a Registration Statement on Form S-4 relating to an exchange offer for the outstanding $350 million aggregate principal amount of 5.00% Senior Notes due 2021 (the “Notes”) issued by its wholly-owned subsidiaries, RHP Hotel Properties, LP and RHP Finance Corporation (together, the “Issuers”). The Notes are guaranteed by the Company and by certain of its other directly and indirectly wholly-owned subsidiaries (the “Subsidiary Guarantors”), and the Issuers and the Subsidiary Guarantors are co-registrants of the Registration Statement with the Company. When the Registration Statement becomes effective, the Company will become subject to the requirements of Rule 3-10 of Regulation S-X regarding financial statements of guarantors. As a result, the Company is filing this Current Report on Form 8-K for the purpose of adding an additional footnote to the financial statements originally included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 (the “Second Quarter 2013 Form 10-Q”), which was filed with the Securities and Exchange Commission (the “SEC”) on August 8, 2013. This Form 8-K will permit the Company to incorporate these financial statements by reference, or otherwise, in future SEC filings. The information in this Form 8-K is not an amendment to or restatement of the Second Quarter 2013 Form 10-Q.

Exhibit 99.1 to this Form 8-K, which is incorporated herein by reference, includes the additional footnote (“Note 17. Information Concerning Guarantor and Non-Guarantor Subsidiaries”) with condensed consolidating financial information for the Company, the Issuers, the Subsidiary Guarantors, and the Company’s non-guarantor subsidiaries.

Other than the additional footnote described above, this Form 8-K does not modify or update the disclosures contained in the Second Quarter 2013 Form 10-Q in any way, nor does it reflect any subsequent information or events. Without limiting the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Second Quarter 2013 Form 10-Q for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. The information in this Form 8-K should be read in conjunction with the Second Quarter 2013 Form 10-Q and the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, as originally filed on February 27, 2013 and as recast on the Company’s Current Report on Form 8-K filed on September 16, 2013, as well as the Company’s other filings with the SEC.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

99.1	Part I, Item 1—Financial Statements for the quarterly period ended June 30, 2013 (unaudited).

101	The following materials, formatted in XBRL (eXtensible Business Reporting Language): (i) Condensed Consolidated Balance Sheets at June 30, 2013 and December 31, 2012, (ii) Condensed Consolidated Statements of Operations and Comprehensive Income for the three months and six months ended June 30, 2013 and 2012, (iii) Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2013 and 2012, and (iv) Notes to Condensed Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYMAN HOSPITALITY PROPERTIES, INC.

Date: September 16, 2013	By:	/s/ Scott J. Lynn
Name: Scott J. Lynn
Title: Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

99.1	Part I, Item 1—Financial Statements for the quarterly period ended June 30, 2013 (unaudited).

101	The following materials, formatted in XBRL (eXtensible Business Reporting Language): (i) Condensed Consolidated Balance Sheets at June 30, 2013 and December 31, 2012, (ii) Condensed Consolidated Statements of Operations and Comprehensive Income for the three months and six months ended June 30, 2013 and 2012, (iii) Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2013 and 2012, and (iv) Notes to Condensed Consolidated Financial Statements.